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                                                                    EXHIBIT 23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report, dated August 20, 1999, included in this Form 10-K in the previously filed Registration Statements of Franklin Telecommunications Corp. and subsidiaries on Form S-8 (No. 333-71189 and 333-76013).

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
August 20,1999